Purchases and sales of subsidiaries, joint ventures, associates and other interests in businesses	12 Months Ended
Dec. 31, 2021
Disclosure Of Purchases And Sales Of Subsidiaries Joint Ventures Associates And Other Interests In Businesses [Abstract]
Purchases and sales of subsidiaries, joint ventures, associates and other interests in businesses
36 Purchases and sales of subsidiaries, joint ventures, associates and other interests in businesses
Acquisitions
We have made no material acquisitions over the last three years.
On 18 November 2021, we announced completion of a transaction to acquire the 40% share in the Diavik Diamond Mine in the Northwest Territories of Canada held by Dominion Diamond Mines, becoming sole owner as a result. The transaction did not meet the definition of a business combination and therefore the incremental assets and liabilities were treated as an asset purchase. Prior to purchase the Group recognised its existing 60% share of assets, revenues and expenses, with liabilities recognised according to its contractual obligations, and a corresponding 40% receivable or contingent asset representing the co-owner’s share where applicable. Receivables relating to the co-owner’s share were de-recognised and treated as part of the net purchase consideration on completion.
On 21 December 2021, the Group entered into a binding agreement to acquire the Rincon lithium project in Argentina for US$825 million. The Rincon lithium project does not meet the definition of a business as defined by IFRS 3 “Business Combinations” and the transaction will be treated as an asset purchase; completion is subject to regulatory approval in Australia.
Disposals
We have made no material disposals in 2021 or 2020.
On 16 July 2019 we disposed of our entire 68.62% interest in Rössing Uranium to China National Uranium Corporation Limited for gross cash proceeds of US$6.5 million. After adjusting for cash held on Rössing's balance sheet at the date of disposal and included in the sale, we reported a net cash outflow of US$118 million and recognised a loss on disposal of US$289 million. This includes cumulative currency translation losses of US$212 million recycled from the currency translation reserve on sale of the business.